Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Terry K. Glenn, President of Merrill Lynch Large Cap Growth Fund and Master Large Cap Growth Portfolio (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 22, 2003

                                /s/ Terry K. Glenn
                                ------------------------------------------------
                                Terry K. Glenn,
                                President of Merrill Lynch Large Cap Growth Fund and Master Large Cap Growth Portfolio

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Large Cap Growth Fund and Master Large Cap Growth Portfolio and will be retained by Merrill Lynch Large Cap Growth Fund and Master Large Cap Growth Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Large Cap Growth Fund and Master Large Cap Growth Portfolio (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 22, 2003

                           /s/ Donald C. Burke
                           -----------------------------------------------------
                           Donald C. Burke,
                           Chief Financial Officer of Merrill Lynch Large
                           Cap Growth Fund and Master Large Cap Growth Portfolio

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Large Cap Growth Fund and Master Large Cap Growth Portfolio and will be retained by Merrill Lynch Large Cap Growth Fund and Master Large Cap Growth Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.